SECURITIES AND EXCHANGE COMMISSION

                 PLACECITYWASHINGTON, STATED.C. POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 13, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                   333-131196             41-1808858
    (STATE OR OTHER JURISDICTION       (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

        The consolidated financial statements of Financial Guaranty Insurance Company ("FGIC") and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the Home Loan Trust 2006-HI3, Home Loan-Backed Notes, Series 2006-HI3, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

        In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005 are attached hereto as Exhibit 99.2.

ITEM 9.01(D).  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit       Description
Number

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                    II, INC.


                                    By:    /s/ Christopher Martinez
                                    Name:  Christopher Martinez
                                    Title: Vice President

Dated:  July 13, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2 Consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and 2005.

                                                            EXHIBIT 23.1

               CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Funding Mortgage Securities II, Inc. for the registration of Home Loan Trust 2006-HI3, Home Loan-Backed Notes, Series 2006-HI3, in the registration statement on Form S-3 (No. 333-131196) and to the incorporation by reference therein of our report dated January 23, 2006, with respect to the consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries, appearing in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated July 13, 2006, filed with the Securities and Exchange Commission.

                                           /s/Ernst & Young LLP

New York, New York
July 13, 2006